Exhibit 99.2

April 28, 2009 Advent Investor Relations Contact: InvestorRelations@advent.com Advent Software, Inc. First Quarter 2009 Earnings Highlights

Forward-Looking Statements The financial projections under Financial Guidance, our growth internationally and demand in the US, and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Tamale Software, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2008 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Q109 Business Highlights Record non-GAAP EPS of 38 cents per share 100% growth over Q108 Strong revenue of $73M 18% growth over Q108 Term license annual contract value of $3.3M 9 new Geneva® contracts 12 new Advent Portfolio Exchange® contracts Strong operating cash flow of $14M 42% growth on a trailing 4 quarter basis Expense management Expanded non-GAAP operating margin to 21% (vs. 13% Q108)

Q109 Financial Highlights Metric Q108 Q109 $ +/- % +/- Revenue ($M) $61.5 $72.8 $11.3 18% ACV: Term License Annual Contract Value ($M) $5.5 $3.3 ($2.2) (40%) Operating Cash Flow ($M) $9.3 $13.9 $4.7 51% GAAP Operating Margin 6% 14% 7.5 points 123% Non-GAAP Operating Margin * 13% 21% 8 points 64% Non-GAAP Diluted EPS * $0.19 $0.38 $0.19 100% * See reconciliation of GAAP to Non-GAAP measures on slide #14

Revenue Trend Consistent revenue growth from diverse and growing client base 84% of Q109 revenue from recurring sources $184 $215 $265 +17% +23% $150 $169 +9% +13% +18% $73

Term License Annual Contract Value Booked ($M) $20 $28 $28 $2 $7 $3

Deferred Revenue and Backlog Deferred revenue is invoiced bookings, not yet recognized as revenue Backlog is contractual bookings, not yet invoiced (disclosed annually) 3/31/09

Composition of Deferred Revenue Q109 YoY growth was over $24M, or 20%; the increase was primarily from term licenses $120 $153 $147 $65 $85 3/31/09 12/08 12/07 12/06 12/05 $0M $50M $100M $150M $200M Perputual License/Maintenance Term Implementations Term License Other Recurring $9 $10 $1 $46 $10 $18 $9 $48 $15 $32 $21 $53 $15 $32 $21 $53 $25 $46 $31 $52 $25 $46 $28 $48

Growth in Operating Cash Flow ($M) $47 $62 $77 $25 $37 $14 4 Quarter Trailing Growth Rate is 42%

Q109 Revenue Components ($M) 12% of Q109 revenue was from EMEA, down 1.3 points from Q108; it should be noted EMEA revenue was up 7%, but domestic U.S. grew more 9% of Q109 revenue was from MicroEdge, down 1 point from Q108 Q108 Q109 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $49.1 $60.9 $11.8 24% Term License Revenue $14.4 $26.0 $11.7 81% Perpetual Maintenance $22.5 $22.3 ($0.2) (1%) Other Recurring $12.3 $12.5 $0.3 2% Perpetual License Revenue $5.6 $3.9 ($1.7) (31%) AUA Fee Revenue $2.0 $1.5 ($0.5) (25%) Perpetual License Revenue $3.6 $2.4 ($1.2) (34%) Professional Services & Other Revenue $6.7 $8.0 $1.3 19% Total Revenue $61.5 $72.8 $11.3 18%

Advent Renewal Rates New Calculation* Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year * Previous calculation is provided on the trended disclosures report on Advent’s Investor Relations home page

Q109 P&L Highlights * See reconciliation of GAAP to Non-GAAP measures on slide #14 Q108 Q109 $ +/- % +/- Total Revenue ($M) $61.5 $72.8 $11.3 18% GAAP Gross Profit ($M) $41.8 $50.3 $8.5 20% GAAP Gross Margin 68% 69% 1 point 2% GAAP Income from Operations ($M) $3.7 $9.9 $6.1 165% GAAP Operating Margin 6% 14% 7.5 points 123% GAAP Net Income ($M) $2.6 $6.2 $3.6 136% GAAP Net Income (%) 4% 9% 4.3 points 100% GAAP Diluted EPS ($) $0.09 $0.24 $0.15 157% Non-GAAP Income from Operations ($M)* $7.9 $15.3 $7.4 95% Non-GAAP Operating Margin* 13% 21% 8 points 64% Non-GAAP Diluted EPS ($)* $0.19 $0.38 $0.19 100% Headcount (Q109 includes 65 from the Q408 Tamale acquisition) 982 1,062 80 8%

Advent 2009 Guidance Guidance Q209 FY09 Total Revenue ($M) $68 - $70 $280 - $290 YoY Revenue Growth 6% - 9% 6% - 10% Non-GAAP Operating Margin * 15% - 16% Amortization (% of revenue) 2% Stock Compensation Expense (% of revenue) 6% GAAP Operating Margin * 7% - 8% Operating Cash Flow ($M) $77 - $82 Capital Expenditures ($M) $12 - $14 Weighted Avg. Shares Outstanding Growth ** 0.25% - 0.75% per quarter Effective Tax Rate (GAAP) 30% - 35% Effective Tax Rate (Non-GAAP) 35% * See reconciliation of GAAP to non-GAAP guidance on slide #15 ** Excluding the impact of any share repurchase

Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 50,277 $ 69% 9,853 $ 14% 6,229 $ Amortization of acquired developed technology 888 888 888 Amortization of other acquired intangibles - 444 444 Stock-based compensation - cost of revenues 674 674 674 Stock-based compensation - operating expenses - 3,389 3,389 Restructuring charges - 45 45 Income tax adjustment for non-GAAP (1) - - (1,974) Non-GAAP 51,839 $ 71% 15,293 $ 21% 9,695 $ Diluted net income per share GAAP 0.24 $ Non-GAAP 0.38 $ Shares used to compute diluted net income per share 25,844 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 41,774 $ 68% 3,724 $ 6% 2,635 $ Amortization of acquired developed technology 199 199 199 Amortization of other acquired intangibles - 487 487 Stock-based compensation - cost of revenues 527 527 527 Stock-based compensation - operating expenses - 2,864 2,864 Restructuring charges - 56 56 Income tax adjustment for non-GAAP (1) - - (1,513) Non-GAAP 42,500 $ 69% 7,857 $ 13% 5,255 $ Diluted net income per share GAAP 0.09 $ Non-GAAP 0.19 $ Shares used to compute diluted net income per share 28,080 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended March 31, 2008 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Three Months Ended March 31, 2009

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 7% to 8% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 2% Projected stock based compensation adjustment 6% Projected restructuring charges adjustment 0% Projected non-GAAP 15% to 16% Twelve Months Ended December 31, 2009 Operating Income % Advent Software, Inc. Reconciliation of Projected GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of operating income and diluted earnings per share, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected GAAP results are made with the intent of providing management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.